UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2013

ZAZA ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2850 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 595-1900

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On July 26, 2013, ZaZa Energy Corporation (the “Company”), closed a purchase and sale agreement with SN Marquis, LLC, a subsidiary of Sanchez Energy Corporation, to sell approximately 10,300 net acres of the Company’s properties in the Eagle Ford trend located in Fayette, Gonzalez and Lavaca Counties, Texas, which we refer to as our Moulton properties, including seven producing wells located on the Moulton properties, for approximately $28.8 million and received $29.3 million in cash. Additionally, on April 5, 2013, the Company closed a purchase and sale agreement with the same party for approximately $9.2 million and received $8.8 million in cash.

Item 7.01                                           Regulation FD Disclosure

On July 31, 2013, the Company issued a press release announcing the closing of the sale of the Moulton properties.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Section 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01                                           Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements giving effect to the disposition of as of March 31, 2013 and for the three months ended March 31, 2013 and year ended December 31, 2012 are attached as Exhibit 99.2.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Description

10.1*†	Sale and Purchase Agreement, dated June 27, 2013, between ZaZa Energy Corporation and SN Marquis, LLC.

99.1*	Press Release dated July 31, 2013.

99.2*	Unaudited Pro Forma Consolidated Financial Statements of ZaZa Energy Corporation.

* Filed herewith.

†                 Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAZA ENERGY CORPORATION

Date: July 31, 2013	By:	/s/ TODD A. BROOKS
	Name:	Todd A. Brooks
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*†	Sale and Purchase Agreement, dated June 27, 2013, between ZaZa Energy Corporation and SN Marquis, LLC.

99.1*	Press Release dates July 31, 2013.

99.2*	Unaudited Pro Forma Consolidated Financial Statements of ZaZa Energy Corporation.

* Filed herewith.

†                 Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission